SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): January 29, 2004



                       SOUTHERN PERU COPPER CORPORATION
            (Exact name of registrant as specified in its charter)


     Delaware                       1-14066                     13-3849074

  ---------------                --------------              ----------------
  (State or other                 (Commission                 (IRS Employer)
  jurisdiction of                 File Number)
  Identification No.)
  organization)






         2575 East Camelback Rd.
         Phoenix, AZ                                           85016
         ------------------------                        -----------------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (602) 977-6500

Item 5.  Other Events

     Messrs. J. Steven Whisler and Ramiro G. Peru notified Southern Peru Copper Corporation (the "Company") that, effective January 29, 2004, they were resigning from the Board of Directors of the Company. The Company expresses its gratitude and recognition to Messrs. Whisler and Peru for their valuable services to the Board.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          SOUTHERN PERU COPPER CORPORATION


                                          By: /s/Armando Ortega
                                              -----------------
                                          Its:Vice President-Legal and
                                              Secretary







Date: January 30, 2004


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